                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[ ]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12

                           Chindex International, Inc.
                 -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        I.    Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------

        II.   Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------

        III. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------

        IV.   Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------

        V.    Total fee paid:

      ------------------------------------------------------------------------


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        VI.   Amount Previously Paid:

      ------------------------------------------------------------------------

        VII.  Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------

        VIII. Filing Party:

      ------------------------------------------------------------------------


Date Filed:

      ------------------------------------------------------------------------

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------


                                  July 1, 2003



Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Chindex International, Inc. (the "Company") to be held at the offices of Hughes Hubbard & Reed LLP at One Battery Park Plaza, New York, New York 10004, on Tuesday, August 5, 2003 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

        We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a stockholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Stockholders and vote in person even if you have previously mailed your proxy card.


                                           Sincerely,


                                           ROBERTA LIPSON
                                           Chairperson of the Board of Directors






IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 5, 2003


To the Stockholders of Chindex International, Inc.:

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of Chindex International, Inc. (the "Company") will be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, on Tuesday, August 5, 2003 at 10:00 A.M., local time, to consider and act upon the following matters:

        1. The election of seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

        2. The ratification of the appointment of Ernst & Young, LLP as independent certified accountants for the Company for the fiscal year ending March 31, 2004; and

        3. The amendment of the Company's 1994 Stock Option Plan to increase from 317,625 to 500,000 the number of shares of Common Stock for which options may be granted thereunder.

        4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement. The close of business on June 27, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors,

                                             ELYSE BETH SILVERBERG
                                             Secretary
Bethesda, Maryland
July 1, 2003


================================================================================
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
================================================================================

                           CHINDEX INTERNATIONAL, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814


                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


        This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of Chindex International, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, August 5, 2003, at 10:00 A.M., local time, at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, this Proxy Statement, Proxies and annual reports is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is July 1, 2003.

        Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of the proposal set forth in the accompanying Notice of Annual Meeting of Stockholders and described below.

        A Proxy may be revoked by a stockholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

        The close of business on June 27, 2003 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 733,308 shares of Common Stock and 193,750 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

        A majority of the shares entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        At the Meeting, stockholders will elect seven directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Mmes. Roberta Lipson, Elyse Beth Silverberg and Carol R. Kaufman, and Messrs. Lawrence Pemble, Robert C. Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher (collectively, the "Nominees") to serve as directors upon their nomination at the Meeting. All Nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.


DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company and their present positions with the Company are as follows:

Name                                 Positions with the Company
----                                 --------------------------

Roberta Lipson                       Chairperson of the Board of Directors,
                                     Chief Executive Officer and President

Elyse Beth Silverberg                Executive Vice President, Secretary and
                                     Director

Lawrence Pemble                      Executive Vice President Finance and
                                     Business Development and Director

Robert C. Goodwin, Jr.               Executive Vice President Operations,
                                     Treasurer, Assistant Secretary, General
                                     Counsel and Director

A. Kenneth Nilsson (1)(2)            Director

Julius Y. Oestreicher (1)(2)         Director

Carol R. Kaufman (2)                 Director

-----------------
(1)     Member of the Compensation Committee.
(2)     Member of the Audit Committee.

        All directors of the Company hold office until the next annual meeting of the stockholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's stockholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

        Set forth below is certain information with respect to each director and
Nominee:

        ROBERTA LIPSON, 47, co-founded the Company in 1981. Ms. Lipson has served as the Chairperson of the Board of Directors, Chief Executive Officer and President since that time. From 1979 until founding the Company in 1981, Ms. Lipson was employed in China by Sobin Chemical, Inc., a worldwide trading company, as Marketing Manager, coordinating marketing and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian Studies from Brandeis University and an MBA degree from Columbia University Graduate School of Business.

        ELYSE BETH SILVERBERG, 45, co-founded the Company in 1981. Ms. Silverberg has served as the Company's Executive Vice President and Secretary and as a Director since that time. Prior to founding the Company, from 1980 to 1981, Ms. Silverberg worked with Ms. Lipson at Sobin Chemical, Inc. and was an intern in China with the National Council for U.S.-China Trade from 1979 to 1980. Ms. Silverberg received a B.A. degree in Chinese Studies and History from the State University of New York at Albany.

        LAWRENCE PEMBLE, 46, joined the Company in 1984 and has served as Executive Vice President Finance and Business Development since January 1996. From 1986 until 1996, Mr. Pemble served as Vice President of Marketing. From 1986 through April 1992 and September 1993 to the present, Mr. Pemble has also served as a Director of the Company. Prior to joining the Company, Mr. Pemble was employed by China Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a B.A. degree in Chinese Studies and Linguistics from the State University of New York at Albany.

        ROBERT C. GOODWIN, JR., 62, has served as Executive Vice President Operations since January 1996, as Assistant Secretary since June 1995 and as General Counsel, Treasurer and a Director of the Company since October 1992. In addition to his other duties, from October 1992 until January 1996, Mr. Goodwin served as Vice President of Operations for the Company. Prior to joining the Company, Mr. Goodwin was engaged in the private practice of law from 1979 to 1992, with a specialty in international law, in Washington, D.C. and had served as the Company's outside counsel since 1984. Prior to such employment, Mr. Goodwin served for two years as the Assistant General Counsel for International Trade and Emergency Preparedness for the United States Department of Energy and for three years as the Deputy Assistant General Counsel for the Federal Energy Administration. From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the U.S. Department of Commerce. Mr. Goodwin received a B.A. degree from Fordham University and a J.D. degree from Georgetown University Law Center.

        A. KENNETH NILSSON, 70, has served as a Director of the Company since January 1996. Since 1989, Mr. Nilsson has served as Chairman of Eureka Group, Inc., a consulting firm he founded in 1972. Prior to 1989, Mr. Nilsson served as Vice Chairman of Cooper Companies, Inc., and as President of Cooper Laboratories, Inc., and President of Cooper Lasersonics, Inc. He previously served as an executive of Max Factor & Co., Ltd. and of Pfizer International, Inc. Mr. Nilsson received a B.A. degree in Telecommunications from the University of Southern California and an M.A. degree in Political Science from the University of California.

        JULIUS Y. OESTREICHER, 73, has served as a director of the company since January 1996. Mr. Oestreicher has been a partner with the law firm of Oestreicher & Ennis, LLP and its predecessor firms for thirty years, engaged primarily in estate, tax and business law. Mr. Oestreicher received a B.S. degree in Business Administration from City College of New York and a J.D. degree from Fordham University School of Law.

        CAROL R. KAUFMAN, 53, was appointed a Director of the Company in November 2000. Ms. Kaufman has been Vice President and Chief Administrative Officer of The Cooper Companies, a medical device company, since October 1995 and was elected Vice President of Legal Affairs in March 1996. From January 1989 through September 1995, she served as Vice President, Secretary and Chief Administrative Officer of Cooper Development Company, a healthcare and consumer products company that was a former affiliate of The Cooper Companies. Ms. Kaufman received her undergraduate degree from Boston University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held two meetings and took action by unanimous written consent four times during 2002. All of the directors attended both meetings and signed the written consents.

        The Company has no executive or nominating committee of the Board of Directors, but has a Compensation Committee and an Audit Committee.

        The Compensation Committee consists of Mr. Oestreicher and Mr. Nilsson. The function of the Compensation Committee is to make relevant compensation decisions of the Company and to attend to such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee had two meetings in 2002.

        The Audit Committee consists of Ms. Kaufman and Messrs. Nilsson and Oestreicher, each of whom meets the independence requirements for audit committee members under the listing standards of the Nasdaq Stock Market, on which the Common Stock is quoted. The function of the Audit Committee is to make recommendations concerning the selection each year of the independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below.

AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and the unauditied statements of the Company's fiscal period ended March 31, 2003, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during 2002, and all members of the committee attended all meetings.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and the Company's Transition Report on Form 10-Q for the fiscal period ended March 31, 2003, for filing with the Securities and Exchange Commission (the "SEC"). The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of Ernst & Young, LLP as the Company's independent auditors.

         For the fiscal year ended December 31, 2002, fees for audit services provided by Ernst & Young, LLP were $125,000, and for the fiscal period ended March 31, 2003, are expected to be $20,000. Fees for all other services provided by Ernst & Young, LLP for these two periods were $53,211 and $6,853, respectively.


                                                       A. Kenneth Nilsson, Chair
                                                       Julius Oestreicher
                                                       Carol R. Kaufman

COMPENSATION OF DIRECTORS

        Each director who is not an employee of the Company is paid for serving on the Board of Directors a retainer at the rate of $3,000 per annum and an additional $1,000 for each meeting of the Company's stockholders attended, $500 for each meeting of the Board of Directors attended and $300 for each meeting of a committee of the Board of Directors attended. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors. Directors also receive stock options as determined by the Board of Directors. Directors who are also employees of the Company are not separately compensated for their services as directors. Since January 1, 2002, each of the outside directors has been granted options for the purchase of 6,000 shares of the Company's stock.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION


OVERVIEW AND PHILOSOPHY

        The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

        The objectives of the Company's executive compensation program are to:

              *   Support the achievement of desired Company performance

              * Provide compensation that will attract and retain superior talent and reward performance

        The executive compensation program provides an overall level of compensation opportunity that is intended to be competitive. The Compensation Committee has considered companies of comparable size and in similar industries. The Compensation Committee believes that the Company is atypical in its combination of operations and China-based location, as well as other operational and human resource circumstances. As such, the Compensation Committee has designed its executive compensation in light of such circumstances.


EXECUTIVE OFFICER COMPENSATION PROGRAM

        The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. In 2001, the Company entered into employment agreements with the executive officers. See "Executive Compensation - Employment Agreements."


BASE SALARY

        Base salary levels for the Company's executive officers are competitively set relative to historical levels as well as comparable entities in similar industries. In determining salaries, the Compensation Committee also takes into account individual experience and performance, as well as specific circumstances, particular to the Company.

STOCK OPTION PROGRAM

        The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.


1994 STOCK OPTION PLAN

        The Stock Option Plan authorizes the Board of Directors or a committee thereof to award key executives stock options. Options granted under the plan may contain terms determined by the Board of Directors (or a committee thereof), including exercise periods and price; provided, however, that the Stock Option Plan requires that the exercise price of the options may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.


BENEFITS

        The Company provides to executive officers medical and pension benefits that generally are available to employees of the Company. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, exceeded 10% of salary for each of the fiscal year ended December 31, 2002 and the fiscal period ended March 31, 2003 with respect to Mmes. Lipson and Silverberg. The principal components of these perquisites were cost of tuition and housing in China.


BONUS

        In light of the Compensation Committee's satisfaction with the performance of management and the Company in general, the Company may pay bonuses to certain executive officers.


CHIEF EXECUTIVE OFFICER COMPENSATION

        In 2001, the Company entered into a new five year employment agreement with Ms. Roberta Lipson. See "Executive Compensation-Employment Agreements". In making compensation decisions as to the employment of Ms. Lipson, the Compensation Committee specifically considered the Company's recent revenue and earnings performance in the context of the continuing difficult time and unpredictable political and economic circumstances of the Company's industries, as well as the increased risk of loss of qualified management personnel.


                                           Julius Y. Oestreicher
                                           A. Kenneth Nilsson
                                           Members of the Compensation Committee

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


        The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of the record date with respect to (i) holders known to the Company to beneficially own more than five percent (5%) of the outstanding Common Stock or the Class B Common Stock,
(ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 2002 or the three months ended March 31, 2003, exceeded $100,000 and (iv) all directors and executive officers of the Company as a group. The following amounts take into account the Stock Dividend (which did not apply to the Company's Class B Common Stock).

                                                       Amount and Nature
                                                         of Beneficial
                                                        Ownership(2) (3)                      Percent of:
                                               ---------------------------------      -----------------------------
Name and Address of                                                  Class B                         Class B Common
Beneficial Stockholder(1)                      Common Stock      Common Stock(4)      Common Stock        Stock
-------------------------                      ------------      ---------------      ------------        -----
Roberta Lipson                                   24,503(5)          110,000(6)            3.2%            56.8%

Elyse Beth Silverberg                            29,493(7)           65,125               3.9%            33.6%

Lawrence Pemble                                  24,487(8)           18,625               3.2%             9.6%

Robert C. Goodwin, Jr.                           44,582(9)                0               5.7%             0%

Julius Y. Oestreicher                            28,633(10)               0               3.8%             0%

A Kenneth Nilsson                                28,633(11)               0               3.8%             0%

Carol R. Kaufman                                 13,590(12)               0               1.8%             0%

Steven T. Newby                                 131,858(13)               0              18.0%             0%
   55 Quince Orchard Rd.
   Suite 606
   Gaithersburg, MD  20878

Rosalind Davidowitz                              39,363(14)               0               5.4%             0%
   7 Sutton Place South
   Lawrence, New York 11558

All Executive Officers                          193,921(15)         193,750              21.1%           100.0%
and Directors as a Group
(7 persons)

(Footnotes on next page)

(1) Unless otherwise indicated, the business address of each person named in the table is c/o Chindex International, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-K as promulgated by the SEC.

(4) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(5) Includes 24,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(6) Includes 5,000 shares held by each of the Ariel Benjamin Lee Trust, Daniel Lipson Plafker Trust and Jonathan Lipson Plafker Trust, all of which Ms. Lipson is a trustee.

(7) Includes 24,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(8) Includes 24,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(9) Includes 42,955 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(10) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares, giving effect to the Stock Dividend. Does not include 2,750 shares of Common Stock beneficially owned by Mr. Oestreicher's wife, with respect to which Mr. Oestreicher disclaims any beneficial ownership.

(11) Includes 27,120 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(12) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(13) The amount and nature of beneficial ownership of these shares by Steven T. Newby is based solely on a Schedule 13G/A filed by Mr. Newby with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G/A, but has no reason to believe that such information is not complete or accurate.

(14) The amount and nature of beneficial ownership of these shares by Rosalind Davidowitz is based solely on a Schedule 13G filed by Ms. Davidowitz with the SEC. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G, but has no reason to believe that such information is not complete or accurate.

(15) Includes 184,898 shares underlying options that are currently exercisable with respect to all of the underlying shares. The following table sets forth information as to the ownership of shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years and the three month fiscal period ended March 31, 2003 of the Company's Chief Executive Officer and other most highly compensated executive officers whose salary and bonus for 2002 and/or the one-year ended March 31, 2003 exceeds $100,000 for services rendered in all capacities to the Company and its subsidiaries:

                                                                                                      Long Term
                                                         Annual Compensation                        Compensation
                                        -------------------------------------------------------     ------------
                                                                                                       Shares
Name and                                                                           Other Annual      Underlying
Principal Position                      Year         Salary          Bonus         Compensation        Options
------------------                      ----         ------          -----         ------------        -------
Roberta Lipson,                         2003(5)     $ 46,109            ---         $ 38,444(1)
   Chairperson of                       2002        $184,437        $25,000         $137,765(1)          ---
   the Board, Chief                     2001        $184,437        $25,000         $156,460(1)
   Executive Officer and                2000        $174,656        $15,000         $156,460(1)        24,200(4)
   President

Elyse Beth Silverberg,                  2003(5)     $ 44,402            ---         $ 24,750(2)
   Executive Vice                       2002        $177,606        $25,000         $ 98,750(2)          ---
   President and                        2001        $177,606        $25,000         $ 98,100(2)
   Secretary                            2000        $168,185        $15,000         $119,010(2)        24,200(4)

Lawrence Pemble,                        2003(5)     $ 42,694            ---         $1,430(3)
   Executive Vice                       2002        $170,775        $25,000         $5,470(3)            ---
   President and                        2001        $170,775        $25,000         $4,704(3)
   Secretary                            2000        $161,818        $15,000         $1,050(3)          24,200(4)

Robert C. Goodwin, Jr.                  2003(5)     $ 41,811            ---         $1,080(3)
   Executive Vice                       2002        $167,244        $25,000         $4,070(3)            ---
   President Operations,                2001        $167,244        $25,000         $3,454(3)
   Treasurer, Assistant                 2000        $158,472        $15,000         $1,050(3)          42,955(4)
   Secretary and General
   Counsel

------------------------

(1) Includes tuition expenses for Ms. Lipson's sons in China in the amounts of $13,694 in the period January 1 to March 31, 2003, $36,475 in 2002, $54,900 in 2001 and $62,980 in 2000. Also includes rental expenses of $24,000 in the period January 1 to March 31, 2003, 96,000 in 2002, $96,000 in 2001 and
     $88,000 in 2000 for Ms. Lipson's housing in China. Also includes $750 in the period January 1 to March 31, 2003, $2,750, $2,100 and $1,050,
     representing the Company's matching contribution as deferred compensation under the Company's 401(k) plan in the first quarter of 2003 and in 2002, 2001 and 2000, respectively.

(2) Includes rental expense in the amount of $24,000 in the period January 1 to March 31, 2003, $96,000 in 2002, $96,000 in 2001 and $96,000 in 2000 for
     Ms. Silverberg's housing in China and tuition expenses in the amounts of $23,960 for 2000 for Ms. Silverberg's son in China. Also includes $750 in the period January 1 to March 31, 2003, $2,750, $2,100 and $1,050,
     representing the Company's matching contribution as deferred compensation under the Company's 401(k) plan in the first quarter of 2003 and in 2002, 2001 and 2000, respectively.

(3) Includes $750 in the period January 1 to March 31, 2003, $2,750, $2,184 and $1,050 representing the Company's matching contribution as deferred compensation under the Company's 401(k) plan in the first quarter of 2003 and in 2002, 2001 and 2000, respectively.

(4) Such amount gives effect to the Company's 10% stock dividend effective as of July 15, 2002 (the "Stock Dividend").

(5) Information is presented for the three-months ended March 31, 2003. Effective April 1, 2003, the Company changed its fiscal year end from December 31 to March 31.


        The following table contains a summary of the number of shares of the Company's Common Stock to be issued upon the exercise of options, warrants and rights outstanding at December 31, 2002, the weighted-average exercise price of those outstanding options, warrants and rights, and the number of additional shares of the Company's Common Stock remaining available for future issuance under the Company's equity compensation plans as at December 31, 2002.


                      EQUITY COMPENSATION PLAN INFORMATION

--------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of securities remaining
                             Number of Securities to       Weighted-average            available for the future
                             be issued upon exercise       exercise price of           issuance under equity
                             of outstanding options,       outstanding options,        compensation plans (excluding
Plan Category                warrants and rights           warrants and rights         securities reflected in column (a))
-------------                -----------------------       --------------------        -----------------------------------

                                       (a)                          (b)                               (c)
--------------------------------------------------------------------------------------------------------------------------
Equity
Compensation plans
approved by security                 232,354                       $9.38                            56,396
holders
--------------------------------------------------------------------------------------------------------------------------
Equity Compensation plans
not approved by security               N/A                          N/A                               N/A
holders
--------------------------------------------------------------------------------------------------------------------------

OPTION GRANTS IN LAST FISCAL YEAR

        No options were granted during 2002 or the fiscal period ended March 31, 2003 to the Company's named executive officers.



            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                                    NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
                                 SHARES                            OPTIONS AT FISCAL YEAR     AT FISCAL YEAR END
                              ACQUIRED ON           VALUE             END EXERCISABLE/           EXERCISABLE/
            NAME              EXERCISE (#)       REALIZED ($)          UNEXERCISABLE           UNEXERCISABLE(1)
            ----              ------------       ------------          -------------           ----------------
Roberta Lipson                      0                 $0                  24,200/0                   $0/$0
Elyse Silverberg                    0                 $0                  24,200/0                   $0/$0
Lawrence Pemble                     0                 $0                  24,200/0                   $0/$0
Robert C. Goodwin, Jr.              0                 $0                  42,955/0                   $0/$0

------------------

(1) Based on the closing bid price per share of $7.42 on December 31, 2002, the last trading day of fiscal 2002

(2) With one exception, the information is unchanged based on the closing bid price per share of $8.00 on March 31, 2003, the last trading day of the fiscal period ended March 31, 2003. The exception is that Mr. Goodwin's options that were exercisable on March 31, 2003, had a value of $3,712. The value of his unexercisable options remains at zero for this period.


EMPLOYMENT AGREEMENTS

        In 2001, the Company entered into new five-year employment agreements with each of Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin, providing for base salaries to be subject to annual review and adjustment as determined by the Company, and which currently are $184,437, $177,606, $170,775 and $167,244, respectively. Each such executive officer also receives additional benefits, including those generally provided to other executive officers of the Company. In addition, each of Mmes. Lipson and Silverberg also receives reimbursement of expenses relating to residing in China. Each employment agreement also provides certain additional compensation in the case of a departure related to a change of control of the Company, including the payment of three times the annual salary. Each agreement also contains non-competition provisions that preclude each executive from competing with the Company for a period of two years from the date of termination of employment.

        The Company has obtained individual term life insurance policies covering Ms. Lipson in the amount of $2,000,000. The Company is the sole beneficiary under this policy.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.


PERFORMANCE TABLE
-----------------

        The following table compares the cumulative return to holders of the Company's Common Stock for the five years ended December 31, 2002 with the National Association of Securities Dealers Automated Quotation System Market Index and an index of companies with a market capitalization similar to that of the Company's, for the same period. The comparison assumes $100 was invested at the close of business on December 31, 1997 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no cash dividends during the foregoing period.

        The peer group selected by the Company includes companies with similar market capitalization to that of the Company as of December 31, 2002. The Company does not use a published industry or line-of-business basis, and does not believe it could reasonably identify a different peer group. The companies that comprise the peer group are the following: American Vintage Companies; Omni Energy Services Corp.; Delcath Systems Inc.; Printware Inc.; Imagex Inc.; Regen Biologics Inc.; Insteel Industries; Rit Technologies Ltd.; Law Enforcement Associates Corp.; T/R Systems Inc.; Medwave Inc.; Wizard Software Corp.; Mexco Energy Corp.; Xox Corp.; Non Invasive Monitor.


                                 [CHART OMITTED]


                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

------------------------------------------------------------------------------------------------------------
                                              ANNUAL RETURN PERCENTAGE
------------------------------------------------------------------------------------------------------------

                                                                    1 Years Ending
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Company Name/Index                             Dec. 1998    Dec. 1999    Dec. 2000    Dec. 2001    Dec. 2002
------------------------------------------------------------------------------------------------------------
CHINDEX INTERNATIONAL,INC.                       -80.36       563.64       -59.32       107.41      -41.70
------------------------------------------------------------------------------------------------------------
NASDAQ U.S. INDEX                                  40.9        85.46       -39.80       -20.67      -30.88
------------------------------------------------------------------------------------------------------------
PEER GROUP                                       -47.37         6.13       -78.49       -46.79      -44.25
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                              INDEXED RETURNS
------------------------------------------------------------------------------------------------------------
                                  Base                           2 Years Ending
------------------------------------------------------------------------------------------------------------
                                 Period
------------------------------------------------------------------------------------------------------------
Company Name/Index              Dec. 1997      Dec. 1998    Dec. 1999    Dec. 2000    Dec. 2001    Dec. 2002
------------------------------------------------------------------------------------------------------------
CHINDEX INTERNATIONAL, INC.        100            19.64       130.36        53.04       110.00       64.13
------------------------------------------------------------------------------------------------------------
NASDAQ U.S. INDEX                  100           140.99       261.48       157.42       124.89       86.33
------------------------------------------------------------------------------------------------------------
PEER GROUP                         100            52.63        55.86        12.02         6.39        3.56
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

        The Board of Directors believes it is appropriate to submit for ratification by its stockholders its selection of Ernst & Young, LLP as the Company's independent certified public accountants for the fiscal year ending March 31, 2004.

        Audit Fees

        Audit fees billed and expected to be billed by Ernst & Young for its audits of the annual financial statements of the Company and its subsidiaries for the year ended December 31, 2002 and for its reviews of the financial statements included in Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that year were $125,000 and for the fiscal period ended March 31, 2003 are expected to be $20,000.

        Financial Information Systems Design and Implementation Fees

        We did not engage Ernst & Young to provide advice regarding financial information systems design or implementation during the fiscal year ended December 31, 2003 or the fiscal period ended March 31, 2003.

        All other Fees

        Fees billed and expected to be billed by Ernst & Young for all other services rendered to us during our year ended December, 31, 2002 were $53,211, and for the fiscal period ended March 31, 2003 were $6,853.

        Representatives of Ernst & Young, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.


                               VOTING REQUIREMENTS

        Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter will be required to approve the Reincorporation (Proposal 2) and to ratify the appointment of Ernst & Young, LLP as independent certified accountants of the Company for the fiscal year ending March 31, 2004 (Proposal
3). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

                                   PROPOSAL 3

                APPROVAL OF AN AMENDMENT TO THE STOCK OPTION PLAN

        The Stock Option Plan was originally adopted by the Company's Board of Directors on April 27, 1994 and amended from time to time by the Board of Directors and the stockholders. Taking into account the 10% stock dividend that the Company made in each of 2001 and 2002, the Stock Option Plan now provides for a total of 317,625 options to be available. The proposed amendment would increase this number to 500,000 shares of common stock for which options may be granted under the Stock Option Plan. The Board of Directors has proposed this amendment after evaluating the Company's existing compensation programs and the Company's continuing need to attract, motivate and retain qualified key employees, officers and directors.


THE STOCK OPTION PLAN

        The following is a discussion of certain terms of the Stock Option Plan, as amended:

        Types of Grants and Eligibility
        -------------------------------

        The Stock Option Plan is designed to provide an incentive to key employees (including officers and directors who are key employees), non-employee directors and consultants of the Company and its present and future subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The Stock Option Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs").

        Shares Subject to the Stock Option Plan
        ---------------------------------------

        The aggregate number of shares of Common Stock for which options may be granted under the Stock Option Plan may not exceed 317,625, subject to amendments; provided, however, that the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year may not exceed 100,000. Such shares of Common Stock may consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable may again become available for the granting of options under the Stock Option Plan.

        Administration of the Stock Option Plan
        ---------------------------------------

        The Stock Option Plan is administered by the Board of Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Stock Option Plan to a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of rules and regulations promulgated by the SEC. References in the Stock Option Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors.

        Subject to the express provisions of the Stock Option Plan, the Committee has the authority, in its sole discretion, to determine, among other things: the key employees and consultants who are to receive options; the times when they may receive options; whether an option granted to an employee is to be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option is to become exercisable; whether an option is to be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments are to be cumulative; the date each installment is to become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price are to become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in an applicable stock option contract; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Stock Option Plan; to prescribe, amend and rescind rules and regulations relating to the Stock Option Plan; and to make all other determinations necessary or advisable for administering the Stock Option Plan.

        Exercise Price
        --------------

        The exercise price of the shares of Common Stock under each option is to be determined by the Committee; provided, however, that the exercise price is not to be less than 100% of the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the exercise price of such ISO may not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

        Term
        ----

        The term of each employee or consultant option granted pursuant to the Stock Option Plan is established by the Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Stock Option Plan is to be for a period not exceeding ten years from the date of grant thereof, and further provided, that if, at the time an ISO is granted, the optionee owns shares possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its subsidiaries or of a parent, the term of the ISO is to be for a period not exceeding five years from the date of grant.

        Exercise
        --------

        An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company at its principal office. Payment in full of the aggregate exercise price may be made
(a) in cash or by certified check, or (b) if the applicable stock option contract at the time of grant so permits, with the authorization of the Committee, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) with any combination of cash, certified check or shares of Common Stock.

        The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed exercise notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

        Termination of Relationship
        ---------------------------

        Any employee holder of an option whose employment with the Company (and its parent and subsidiaries) has terminated for any reason other than his death or disability may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, said option terminates immediately. Options granted to employees under the Stock Option Plan are not affected by any change in the status of the holder so long as he or she continues to be a full-time employee of the Company, its parent or any of its subsidiaries (regardless of having been transferred from one corporation to another).

        The termination of an optionee's relationship as a consultant or a non-employee director of the Company or of a subsidiary of the Company will not affect the option except as may otherwise be provided in the applicable stock option contract.

        Death or Disability
        -------------------

        If an optionee dies (a) while he is employed by the Company, its parent or any of its subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company), or (c) within one year following the termination of his employment by reason of disability, an employee's option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

        Any optionee whose employment has terminated by reason of disability may exercise his option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

        The death or disability of a consultant or non-employee optionee to whom an option has been granted under the Stock Option Plan will not effect the option, except as may otherwise be provided in the applicable stock option contract.

        Adjustments Upon Changes in Common Stock
        ----------------------------------------

        Notwithstanding any other provisions of the Stock Option Plan, in the event of any change in the outstanding Common Stock by reason of a share dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Stock Option Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof will be appropriately adjusted by the Board of Directors, whose determination will be conclusive.

        In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization (other than a recapitalization) in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options will terminate, unless other provision is made therefor in the transaction.

        Amendments and Termination of the Stock Option Plan
        ---------------------------------------------------

        No option may be granted under the Stock Option Plan after April 26, 2004. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Stock Option Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code and to comply with the provisions of certain rules and regulations promulgated by the SEC, among other things; provided, however, that no amendment may be effective without the requisite prior or subsequent stockholder approval which would (a) except as required for anti-dilution adjustments, increase the maximum number of shares of Common Stock for which options may be granted under the Stock Option Plan, (b) materially increase the benefits to participants under the Stock Option Plan, or (c) change the eligibility requirements for individuals entitled to receive options under the Stock Option Plan.

        Non-Transferability of Options
        ------------------------------

        No option granted under the Stock Option Plan may be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by such holder or such holder's legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and may not be subject to execution, attachment or similar process.

        Withholding Taxes
        -----------------

        The Company may withhold cash and/or, with the authorization of the Committee, shares of Common Stock to be issued having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold federal, state and local income taxes or other taxes incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company may not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made.

        Federal Income Tax Treatment
        ----------------------------

        The following is a general summary of the federal income tax consequences under current tax law of ISOs and NQSOs. It does not purport to cover special rules relating to, among other things, the exercise of an option with previously acquired shares nor state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

        Generally, a holder does not recognize taxable income for federal income tax purposes upon the grant of an ISO or NQSO.

        In the case of an ISO, no taxable income is recognized upon exercise of the option. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period (a "disqualifying disposition"), a portion of his equal to the excess of the fair market value of the shares on the date of exercise over the exercise price (but not more than the gain realized on the disposition) will be treated as ordinary income and the Company will generally be entitled to a deduction for such amount. Any additional gain or loss will be treated as a long-term or short-term capital gain or loss. Long-term capital gain is generally taxed at a more favorable rate than ordinary income. Proposed legislation would make such treatment even more favorable. There can be no assurance, however, that such proposed legislation will be enacted.

        Upon the exercise of a NQSO, the holder recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price of the NQSO; the holder's basis in the shares acquired is equal to the amount, if any, paid upon exercise, increased by the amount of ordinary income required to be recognized; and the Company is generally entitled to a deduction for the amount of ordinary income recognized by the holder. If the optionee later sells the shares acquired pursuant to the NQSO, he or she will recognize long-term or short-term capital gain or loss depending upon the optionee's holding period for the stock.

        Pursuant to currently applicable rules under Section 16(b) of the 1934 Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the 1934 Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of a NQSO that has been outstanding at least six months ordinarily will be the date of exercise. If a NQSO is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under
Section 16(b) of the 1934 Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Company's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by the Company's stockholders no later than the next annual meeting of stockholders. Consequently, while there can be no assurance that either of the conditions described in clauses (i) or (ii) above will be satisfied with respect to awards made under the Stock Option Plan, the taxable event for the exercise of a NQSO that satisfies either of the conditions described in clauses (i) or
(ii) above will be the date of exercise.

        In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares on the date of exercise over the exercise price therefor is an increase to his alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.


                                NEW PLAN BENEFITS

                             1994 Stock Option Plan

       Name and Position               Dollar Value ($)         Number of Units
       -----------------               ----------------         ---------------
       Roberta Lipson                         $0                      $0
       Elyse Beth Silverberg                  $0                      $0
       Lawrence Pemble                        $0                      $0
       Robert C. Goodwin , Jr.                $0                      $0


        THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTORSHIP NAMED IN THE PROXY AND FOR PROPOSALS 2 AND 3.


                                  MISCELLANEOUS


STOCKHOLDER PROPOSALS

        Stockholders wishing to present proposals at the 2004 Annual Meeting of Stockholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2004 Annual Meeting of Stockholders must submit their proposals to the Company in writing on or before April 7, 2004.

        If the Company does not receive notice by April 7, 2004 from a stockholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.


OTHER MATTERS

        Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.


PROXIES

        All stockholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.


                                          By Order of the Board of Directors,

                                          ELYSE BETH SILVERBERG
                                          Secretary
July 1, 2003

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                           CHINDEX INTERNATIONAL, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


        The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of CHINDEX INTERNATIONAL, INC. (the "Company"), revoking all proxies heretofore given, hereby constitute and appoint Roberta Lipson and Elyse Beth Silverberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2003 Annual Meeting of Stockholders of the Company, to be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, New York 10004, on Tuesday, August 5, 2003 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

        The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

        Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.


            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR ALL LISTED NOMINEES AND
                              FOR PROPOSALS 2 AND 3

1.     Election of Seven Directors:         FOR all nominees listed              WITHHOLD AUTHORITY
                                           (except as marked to the        to vote for all listed nominees
                                                   contrary)                             below
                                                      [ ]                                 [ ]


Nominees:  Roberta Lipson, Elyse Beth Silverberg, Lawrence Pemble, Robert C.
           Goodwin, Jr., A. Kenneth Nilsson, Julius Y. Oestreicher and Carol R. Kaufman.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CROSS OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)


2. Proposal to ratify the Board of Directors' selection of Ernst & Young, LLP as the Company's independent certified accountants for the fiscal year ending March 31, 2004.

               FOR   [ ]             AGAINST   [ ]            ABSTAIN   [ ]

3. Proposal to amend the Company's Stock Option Plan to provide for a total of 500,000 options which may be granted thereunder.

               FOR   [ ]             AGAINST   [ ]            ABSTAIN   [ ]

4. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

       The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposals 2 and 3 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                             Dated:  _____________________, 2003

                                             -----------------------------------

                                             -----------------------------------
                                                          Signature(s)

                                (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY



                                      -ii-